UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

EVO Transportation & Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54218	37-1615850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8285 West Lake Pleasant Parkway, Peoria, AZ 85382

(Address of principal executive offices)

877-973-9191

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

EVO Transportation & Energy Services, Inc. (the “Company”) previously filed a Current Report on Form 8-K on January 10, 2019 (the “Original Form 8-K”) reporting its acquisition of Sheehy Mail Contractors, Inc., a Wisconsin corporation (“Sheehy Mail”). This Amended Current Report on Form 8-K/A is being filed for the purpose of complying with the provisions of Rule 3-05 of Regulation S-X. As such, this Amended Current Report on Form 8-K/A provides the financial information related to the Company’s acquisition of Sheehy Mail as required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b)	Financial Statements of Business Acquired.

SHEEHY MAIL CONTRACTORS, INC.

i

INDEPENDENT AUDITORS’ REPORT

To the Stockholders
Sheehy Mail
Contractors, Inc.

Waterloo, Wisconsin

We have audited the accompanying financial statements of Sheehy Mail Contractors, Inc., which are comprised of the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS’ RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sheehy Mail Contractors, Inc. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

EMPHASIS OF OTHER MATTERS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has significant working capital deficiencies that raises substantial doubt about its ability to continue as a going concern.

Management’s plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Plante & Moran, PLLC.
Plante & Moran, PLLC.

Denver, Colorado

February 8, 2019

SHEEHY MAIL CONTRACTORS, INC.

Balance Sheets

	December 31,
	2018	2017

Assets
Current assets
Cash	$-	$220,607
Accounts receivable, net	375,951	425,455
Accounts receivable - fuel tax credit	30,397
Inventories	162,456	155,792
Prepaid expenses	302,006	333,313
Total current assets	870,810	1,135,167
Non-current assets
Property and equipment, net	4,128,926	5,607,680
Deposits	853,151	709,366
Advances from related parties	252,058	-
Total non-current assets	5,234,135	6,317,046
Total assets	$6,104,945	$7,452,213

Liabilities and Stockholders’ Deficit

Current liabilities
Checks in excess of bank balance	$505,391	$-
Accounts payable	2,402,203	911,122
Accrued expenses	1,207,468	2,031,962
Advances from related parties	-	413,651
Current portion of long-term debt	1,500,125	1,025,644
Current portion of capital lease obligation	485,422	678,516
Total current liabilities	6,100,609	5,060,895

Non-current liabilities
Long term debt, less current portion	650,212	2,122,609
Capital lease obligations, less current portion	562,311	897,188
Total non-current liabilities	1,212,523	3,019,797
Total liabilities	7,313,132	8,080,692

Commitments and contingencies
Stockholders’ deficit
Common stock	9,000	9,000
Retained deficit	(1,217,187)	(637,479)
Total stockholders’ deficit	(1,208,187)	(628,479)
Total liabilities and stockholders’ deficit	$6,104,945	$7,452,213

See notes to financial statements

SHEEHY MAIL CONTRACTORS, INC.

Statements of Operations

	For the Years Ended December 31,
	2018	2017
Revenue, net	$30,427,285	$27,931,753
Operating expenses
Payroll, benefits and related	14,891,577	15,248,418
Operating supplies and expenses	4,931,088	3,625,327
Fuel	4,594,491	3,734,480
Maintenance and supplies	1,990,077	1,876,083
Equipment rent	1,597,222	1,679,144
Depreciation and amortization	1,478,754	1,533,105
Insurance	705,323	825,816
General and administrative	559,129	357,121
Total	30,747,661	28,879,494
Gross loss	(320,376)	(947,741)
Interest expense	(259,332)	(190,832)
Net loss	$(579,708)	$(1,138,573)

See notes to financial statements

SHEEHY MAIL CONTRACTORS, INC.

Statement of Changes in Stockholders’ Deficit
For the Years Ended December 31, 2018 and 2017

	Common Stock		Additional Paid-In	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficit

Balance - December 31, 2016 (unaudited)	-	$9,000	$200,000	$301,094	$510,094
Net loss	-	-	-	(1,138,573)	(1,138,573)
Balance - December 31, 2017	-	9,000	200,000	(837,479)	(628,479)
Net loss	-	-	-	(579,708)	(579,708)
Balance - December 31, 2018	-	$9,000	$200,000	$(1,417,187)	$(1,208,187)

See notes to financial statements

SHEEHY MAIL CONTRACTORS, INC.

Statements of Cash Flows

	For the Years Ended December 31,
	2018	2017
Cash flows from operating activities
Net (loss) income	$(579,708)	$(1,138,573)
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization	1,478,754	1,533,105
Changes in assets and liabilities
Accounts receivable	49,504	(792,107)
Accounts receivable - fuel tax credit	(30,397)	1,212,747
Inventories	(6,664)	57,845
Prepaid expenses	31,307	(105,530)
Accounts payable	1,491,081	(279,209)
Accrued expenses	(824,494)	499,414
	2,189,091	2,126,265
Net cash provided by operating activities	1,609,383	987,692
Cash flows from investing activities
Deposits	(143,785)	(81,227)
Purchase of assets	-	(30,121)
Advances to related parties	(538,918)	-
Net cash used in investing activities	(682,703)	(111,348)
Cash flows from financing activities
Line-of-credit, net	-	(1,000)
Checks written in excess of bank balance	505,391	-
Advances to related parties	(126,791)	161,235
Payments of principal on long-term debt	(997,916)	(887,622)
Payments on capital lease obligations	(527,971)	(510,840)
Net cash used in financing activities	(1,147,287)	(1,238,227)
Net decrease in cash	(220,607)	(361,883)
Cash - beginning of year	220,607	582,490
Cash - end of year	$-	$220,607

Supplemental disclosure of cash flow information:

Cash paid for interest for the years ended December 31, 2018 and 2017 was $259,332 and $190,832, respectively.

See notes to financial statements

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

Sheehy Mail Contractors, Inc. (the “Company”) provides contract long-haul truck services primarily for the U.S. Postal Service (“USPS”) and truckload, less than truckload, and custom transportation services in the Midwest. The Company is a subsidiary of Sheehy Enterprises, Inc. (“SEI”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The financial statements include some amounts that are based on management’s best estimates and judgments. The most significant estimates relate to allowance for uncollectible accounts receivable, inventory obsolescence, depreciation, contingencies, and going concern. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

Cash

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

Accounts Receivable

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change and that losses ultimately incurred could differ materially from the amounts estimated in determining the allowance. As of December 31, 2018, and 2017, the Company has recorded an allowance of $11,354.

Accounts Receivable - Fuel Tax credit

The Company has agreements with certain fuel suppliers for payment of any proceeds received from fuel tax credits generated through the Company’s fuel purchases. The fuel tax credit receivables are expected to be received following the fuel usage after the suppliers file the applicable tax returns.

Concentrations of Credit Risk

The Company grants credit in the normal course of business to customers in the United States. The Company periodically performs credit analysis and monitors the financial condition of its customers to reduce credit risk. The Company performs ongoing credit evaluations of its customers but generally does not require collateral to support accounts receivable.

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

During the year ended December 31, 2018 and 2017, one customer accounted for 84% and 82% of total revenues. At December 31, 2018 and 2017, four customers accounted for 78% and 77%, respectively, of total accounts receivable.

The Company generated revenues from three different contract locations, which represent approximately 18%, 12% and 11%, respectively, of total revenues for the year ended December 31, 2018. The Company generated revenues from three different contract locations, which represent approximately 21%, 12% and 11%, respectively, of total revenues for the year ended December 31, 2017.

During the year ended December 31, 2018, two vendors accounted for 12% of total expense and two different vendors accounted for 23% and 21% of total accounts payable. During the year ended December 31, 2017, four vendors accounted for 13%, 13%, 12% and 10% of total expense and three different vendors accounted for 32%, 19% and 19% of total accounts payable.

Inventories

Inventory consists of parts and supplies and is stated at the lower of cost or market, determined using the first-in, first-out method.

Prepaid Expenses

Prepaid expenses consist primarily of license and permits and other expenses paid in advance.

Property and Equipment

Property and equipment are stated at cost. Equipment under capital leases is valued at the lower of fair value or net present value of the minimum lease payments at inception of the lease. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from five to 40 years, and the shorter of the estimated economic life or related lease terms for leasehold improvements and vehicles under capital leases.

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Long-Lived Assets

The Company evaluates the recoverability of long-lived assets whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

No triggering events occurred during the year ended December 31, 2018, that required an impairment analysis for long-lived assets; accordingly, no impairment loss was recorded in 2018.

Revenue Recognition

The Company recognizes revenue when the delivery has been completed. The Company recognizes revenue on a gross basis since the Company is the primary obligor, even when other transportation service providers act on the Company’s behalf, since the Company remains responsible to its customer for complete and proper shipment, including risk of physical loss or damage of the goods and cargo claims issues.

The Company recognizes the alternative fuels tax credit (“AFTC”) revenue in the year the federal legislation is enacted. The Company recorded an AFTC credit of $1,212,747 and zero for the years ended December 31,2018 and 2017 respectively. On December 31, 2017, the AFTC tax credit expired and ceased to be available, and it may not be available in any subsequent period.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense for the years ended December 31, 2018 and 2017 was de minimis.

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Income Taxes

The Company has elected to be treated as an S corporation for income tax purposes. Accordingly, taxable income and losses of the Company are reported on the income tax returns of the Company’s stockholders, and no provision for federal income taxes has been recorded in the accompanying financial statements.

The Company prescribes a more-likely-than-not measurement methodology to reflect the financial statement impact of uncertain tax positions taken or expected to be taken in a tax return. If taxing authorities were to disallow any tax positions taken by the Company, the additional income taxes, if any, would be imposed on the stockholders rather than the Company.

Interest and penalties associated with tax positions are recorded in the period assessed as general and administrative expenses. However, no interest or penalties have been assessed as of December 31, 2018 and 2017. The Company’s tax returns subject to examination by tax authorities include 2014 and through the current period for state and federal tax reporting purposes, respectively.

The Tax Cuts and Jobs Act (“Tax Act”) was signed into law on December 22, 2017. The Tax Act includes significant changes to the U.S. corporate income tax system, including limitations on the deductibility of interest expense and executive compensation, eliminating the corporate alternative minimum tax (“AMT”) and changing how existing AMT credits can be realized, changing the rules related to uses and limitations of net operating loss carryovers created in tax years beginning after December 31, 2017, and the transition of U.S. international taxation from a worldwide tax system to a territorial tax system. The Company’s accounting for the following elements of the Tax Act is incomplete, and it is not yet able to make reasonable estimates of the effects. Therefore, no provisional adjustments were recorded.

The Company must assess whether valuation allowances assessments are affected by various aspects of the Tax Act. Since, as discussed above, the Company has recorded no amounts related to certain portions of the Tax Act, any corresponding determination of the need for or change in a valuation allowance has not been completed and no changes to valuation allowances as a result of the Tax Act have been recorded.

Recently Issued Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: (1) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (2) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. The new standard is effective for private companies with fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The Company is evaluating the potential impact on its financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which amended revenue recognition guidance to clarify the principles for recognizing revenue from contracts with customers. The guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance also requires expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Additionally, qualitative and quantitative disclosures are required about customer contracts, significant judgments and changes in judgments, and assets recognized from the costs to obtain or fulfill a contract. ASU No. 2014-09 is effective for annual reporting in fiscal years that begin after December 15, 2018. The Company is in the process of evaluating the impact that this new guidance will have on its financial statements.

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Subsequent Events

The Company has evaluated all subsequent events through the auditors’ report date, which is the date the financial statements were available for issuance. With the exception of those matters discussed in Note 10, there were no material subsequent events that required recognition or additional disclosure in these financial statements.

Note 2 - Going Concern

As of December 31, 2018, the Company has a working capital deficit of ($5,229,799). The Company’s deficit in working capital, raises substantial doubt about the Company’s ability to continue as a going concern. In addition, the Company is in violation of its bank covenants. Management anticipates rectifying the working capital deficit and the bank covenants through the acquisition by EVO Transportation and Energy Services, Inc. (“EVO”). In addition, the Company is evaluating certain cash flow improvement measures. However, there can be no assurance that the Company will be successful in these efforts.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern; however, the above conditions raise substantial doubt about the Company’s ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

Note 3 - Balance Sheet Disclosures

Accounts receivable are summarized as follows:

	December 31,
	2018	2017
Accounts receivable	$387,305	$436,809
Allowance for doubtful accounts	(11,354)	(11,354)
	$375,951	$425,455

Inventories are summarized as follows:

	December 31,
	2018	2017
Waterloo, Wisconsin	$74,578	$57,146
Des Moines, Iowa	49,885	52,441
Milwaukee, Wisconsin	37,993	46,205
	$162,456	$155,792

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 3 - Balance Sheet Disclosures (continued)

Property and equipment are summarized as follows:

	December 31,
	2018	2017
Vehicles	$6,724,014	$6,696,214
Capital leases	3,023,801	3,023,801
Leasehold improvements	348,511	348,511
Office equipment	278,979	278,979
	10,375,305	10,347,505
Less accumulated depreciation and amortization	(6,246,379)	(4,739,825)
	$4,128,926	$5,607,680

Depreciation and amortization expense for the years ended December 31, 2018 and 2017 was $1,478,754 and $1,533,105, respectively.

Accrued expenses consist of the following:

	December 31,
	2018	2017
Wages, payroll taxes and related benefits	$682,354	$631,773
Operating supplies and expenses	393,817	132,111
Subcontractor	61,000	965,552
Insurance	63,875	78,669
Interest	6,422	6,422
Fuel	-	189,196
Tires	-	28,239
	$1,207,468	$2,031,962

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 4 - Related Party Transactions

Management Fees

During the years ended December 31, 2018 and 2017, SEI. provided the Company with certain management and administrative services pursuant to a management agreement. Management fees under this agreement totaled $1,286,400 and $1,213,200 for the years ended December 31, 2018 and 2017, respectively. The management agreement is to continue on a month-to-month basis subject to cancellation by either party.

During the years ended December 31, 2018 and 2017, the Company provided certain management and administrative services pursuant to a management agreement to North American Dispatch Systems. Management fees under this agreement totaled $169,200 and $98,700 for the years ended December 31, 2018 and 2017, respectively. The management agreement is to continue on a month-to-month basis subject to cancellation by either party.

Leases

The Company has a related party office lease agreement in Milwaukee and Waterloo, Wisconsin with the stockholders of the Company. The total rent expense for the years ended December 31, 2018 and 2017 was approximately $237,000 and $288,000, respectively. In addition, the Company has tractor leases with SEI.  The total rent expense for the tractor leases for the years ended December 31, 2018 and 2017 was approximately $700,000 and $800,000, respectively.

Related party receivables and (payables) consist of the following:

	December 31,
	2018	2017
Sheehy Enterprises Inc.	$(439,890)	$(412,824)
North American Dispatch Systems	776,948	(827)
Stockholder	(85,000)	-
	$252,058	$(413,651)

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 5 - Long-Term Debt

Long-term debt consists of:

	December 31,
	2018	2017

Note payable to a bank with interest of 4.35%. The note calls for monthly principal and interest payments of $10,189 and matures December 2021. Collateralized by substantially all assets of the Company and four 2017 freightliner trucks. The note is subject to certain restrictive covenants. The Company did not receive a covenant waiver for the year ending December 31, 2018.	$464,505	$563,904

Equipment notes payable to various financing institutions. The notes have maturity dates varying from June 2020 to August 2020. Monthly payments ranging from $29,867 to $30,525. Interest rates range from 3.10% to 4.10%. The notes are guaranteed by stockholders and secured by the equipment and a general business security interest.	1,685,832	2,584,349
	2,150,337	3,148,253
Less current portion	(1,500,125)	(1,025,644)

	$650,212	$2,122,609

Maturities of long-term obligations are as follows:

Year Ending December 31,

2019	$1,500,125
2020	650,212

$2,150,337

Note 6 - Capital Leases

The Company has acquired assets under the provisions of long-term leases. For financial reporting purposes, minimum lease payments relating to the assets have been capitalized. The leases expire between October and November 2020. Amortization of the leased property is included in depreciation expense.

The assets under capital lease have cost and accumulated amortization as follows:

	December 31,
	2018	2017
Vehicles	$3,023,801	$3,023,801
Less accumulated depreciation	(1,985,413)	(748,157)

	$1,038,388	$2,275,644

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 6 - Capital Leases (continued)

Maturities of capital lease obligations are as follows:

Year Ending December 31,

2019	$509,645
2020	574,580
Total minimum lease payments	1,084,225
Amount representing interest	(36,492)
Present value of net minimum lease payments	1,047,733
Less current portion	(485,422)

Long-term capital lease obligation	$562,311

Note 7 - Commitments and Contingencies

Operating Leases

The Company leases facilities, equipment, and vehicles under non-cancelable operating leases. Rent expense for the years ended December 31, 2018 and 2017 was $2,116,000 and $2,070,000, respectively.

Future minimum lease payments under these leases are approximately as follows:

	Related Party
Year Ending December 31,	Leases	Other Leases	Total
2019	$1,100,000	$623,000	$1,723,000
2020	1,100,000	581,000	1,681,000
2021	1,100,000	379,000	1,479,000

	$3,300,000	$1,583,000	$4,883,000

Fuel Purchase Agreements

The Company has fuel purchase agreements which provide for minimum purchase volumes of CNG at agreed upon prices. With certain agreements, if the Company does not meet minimum purchase requirements, the Company will owe for the shortfall. The agreements have varying expiration dates from September 2019 through March 2020. Management does not believe there will be any significant purchase shortfalls.

SHEEHY MAIL CONTRACTORS, INC.

Notes to Financial Statements

Note 8 - Employee Benefit Plan

The Company has a defined contribution plan in which substantially all employees are eligible to participate. Employer contributions in excess of employee health insurance coverage, fees and reserves are contributed to 401(a) accounts for each eligible employee. The Company contributed approximately $711,000 in 2018 and $687,000 in 2017 to eligible employees’ 401(a) accounts.

Note 9 - Insurance

The Company insures workers compensation, general liability, and certain automotive coverage through a captive insurer in which the company has an ownership interest. The captive insurer is responsible for the claims and related costs up to specified limits. The captive insurer has purchased reinsurance to limit its exposure. The Company maintains a deposit with the captive insurer and makes premium payments on a monthly basis. Each plan year is assessed retrospectively and additional premiums can be charged to the Company or premium refunds can be received by the Company based upon actual to expected claims. As of December 31, 2018, and 2017, the Company recorded a liability of approximately $64,000 and $79,000, respectively, for retrospective premium adjustments for prior plan years. At December 31, 2018 and 2017, classified in other assets on the accompanying consolidated balance sheets, the Company had deposits of approximately $814,000 and $800,000, respectively, to meet reserve requirements of its captive insurer.

Note 10 - Acquisition

On January 2, 2019, EVO Transportation and Energy Services, Inc. (“EVO”) purchased 100% of the outstanding equity interest of the Company for 2,240,000 shares of EVO common stock.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements have been prepared in accordance with guidelines specified by Article 11 of Regulation S-X. Specifically, the Unaudited Combined Statements of Operations for the nine months ended September 30, 2018, have been prepared as if EVO Transportation & Energy Services, Inc.(“EVO”) had acquired Sheehy Mail Contractor, Inc. (“Sheehy”) as of January 1, 2017.

The transactions are more fully described in Note 1 hereto. The pro forma adjustments are based upon various estimates and assumptions that our management believes are reasonable and appropriate given the currently available information. Use of different estimates and judgments could yield different results.

The unaudited pro forma financial statements do not reflect any future operating efficiencies, associated cost savings or possible integration costs that may occur related to the combination of EVO and Sheehy. The unaudited pro forma financial statements do not purport to reflect the results of operations or financial position that would have occurred had we operated as a public company or as a group of companies during the periods presented. The unaudited pro forma financial statements should not be relied upon as being indicative of the financial condition or results of operations had the transactions occurred on the date assumed nor as a projection of results of operations or financial position for any future period or date.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and related notes of EVO appearing in EVO’s public filings available on www.sec.gov. and in our Current Report on Form 10-K filed April 17, 2018.

EVO Transportation and Energy Services, Inc.

Unaudited Pro forma Combined Balance Sheets

As of September 30, 2018

	(Unaudited) EVO Transportation and Energy Services, Inc.	(Unaudited) Sheehy Mail Contractors, Inc.	(Unaudited) Pro Forma Adjustments		(Unaudited) Pro Forma
Assets

Current assets
Cash and cash equivalents	$1,121,565	$-	-		$1,121,565
Accounts receivable, net	3,494,182	638,346	-		4,132,528
Inventories	1,643	184,340	-		185,983
Alternative fuels tax credit receivable	580,316	162,404	-		742,720
Other assets	405,140	83,000	-		488,140
Total current assets	5,602,846	1,068,090	-		6,670,936

Non-current assets
Property, equipment and land, net	7,575,256	4,462,350	-		12,037,606
Assets available for sale	240,000	-	-		240,000
Intangibles	6,221,248	-	6,945,484	[a]	13,166,732
Advances from related parties	-	342,946	-		342,946
Deposits and other long-term assets	327,053	853,151	-		1,180,204
Total non-current assets	14,363,557	5,658,447	6,945,484		26,967,488

Total assets	$19,966,403	$6,726,537	$6,945,484		$33,638,424

Liabilities and Stockholders' Defect

Current liabilities
Checks in excess of bank balance	$-	$507,955	$-		$507,955
Line-of-credit	421,739	2,265,677	-		2,687,416
Accounts payable	1,181,671	744,087	-		1,925,758
Accounts payable - related party	337,345	-	-		337,345
Advances from related party	370,359	-	-		370,359
Accrued in interest - related party	730,000	-	-		730,000
Accrued expenses	3,963,333	1,054,546	-		5,017,879
Derivative liability	14,728	-	-		14,728
Series A Preferred stock and dividend	311,178	-	-		311,178
Factored accounts receivable	1,710,889	-	-		1,710,889
Current portion of capital lease obligation	-	678,516	-		678,516
Promissory notes - stockholder	2,494,870	-	-		2,494,870
Current portion of long-term debt	997,457	1,025,644	-		2,023,101
Total current liabilities	12,533,569	6,276,425	-		18,809,994

Non-current liabilities
Long term subordinated convertible notes payable to stockholders	-	-	-		-
Convertible promissory notes - related parties, less unamortized discount of $3,905,833	5,594,167	-	-		5,594,167
Senior promissory note - related party	3,800,000	-	-		3,800,000
Promissory note - related party	4,000,000	-	-		4,000,000
Secured convertible promissory notes, net unamortized discount of $2,622,106 and debt issuance costs $481,238	901,656	-	-		901,656
Capital lease obligations, less current portion	-	502,847	-		502,847
Long term debt, less current portion	148,293	1,292,749	-		1,441,042
Fuel advance	989,076	-	-		989,076
Total non-current liabilities	15,433,192	1,795,596	-		17,228,788
Total liabilities	27,966,761	8,072,021	-		36,038,782

Series A Redeemable Preferred stock, $.0001 par value; 100,000,000 shares authorized 100,000 shares issued and outstanding	10	-	-		10

Commitment and contingencies

Stockholders' deficit and members' deficit
Common stock, $.0001 par value; 100,000,000 shares authorized; 429,308 (2017) shares issued and outstanding	276	-	224	[b]	500
Sheehy common stock	-	9,000	(9,000	[c]	-
Additional paid-in capital	11,844,682	-	5,599,776	[b]	17,444,458
Accumulated deficit	(19,845,316)	(1,354,484)	1,354,484	[d]	(19,845,316)
Total stockholders' deficit	(8,000,358)	(1,345,484)	6,945,484		(2,400,358)
Total liabilities Series A redeemable preferred stock and stock holders' deficit	$19,966,403	$6,726,537	$6,945,484		$33,638,424

EVO Transportation and Energy Services, Inc.

Unaudited Pro forma Combined Statements of Operation

For the Nine Months Ended September 30 2018

	(Unaudited) EVO Transportation and Energy Services	(Unaudited) Sheehy Mail Contractors, Inc.	(Unaudited) Pro Forma Adjustments		(Unaudited) Pro Forma
Revenue
Trucking, net	$10,212,227	$21,111,976	$-		$31,324,203
CNG Sales, net	1,111,629		-		1,111,629
Total revenue	11,323,856	21,111,976	-		32,435,832

Operating expenses
Salaries, wages and benefits	3,443,781	11,117,931	-		14,561,712
Fuel	1,124,246	3,477,145	-		4,601,391
Operating supplies and expenses	102,489	2,514,948	-		2,617,437
Depreciation and amortization	509,610	1,148,580	-		1,658,190
Maintenance and supplies	195,357	1,409,116	-		1,604,473
Purchased transportation	4,136,889	-	-		4,136,889
Insurance and claims	395,378	523,102	-		918,480
General and administrative expense, net of asset disposition	3,120,645	357,098	-		3,477,743
Equipment rent	1,618,506	1,166,703	-		2,785,209
CNG operating supplies and expenses	837,160	-	-		837,160
Total operating expenses	15,484,060	21,714,623	-		37,198,683

(Loss) income from operations	(4,160,204)	(602,647)	-		(4,762,851)

Other expense
Interest expense	(1,553,129)	(114,359)	-		(1,667,488)
Realized and unrealized gain on derivative liability, net	28,878		-		28,878
Warrant expense	(589,158)		-		(589,158)
Gain on extinguishment of related party interest	157,330
Gain on extinguishment of liabilities	657,498
Total other expense	(1,298,581)	(114,359)	-		(1,412,940)

Income tax expense
Deferred tax benefit	-		-		-

Net loss	$(5,458,785)	$(717,006)	$-		$(6,175,791)

Series A Redeemable Preferred stock	(300,000)				(300,000)

Net loss available to stockholders	$(5,758,785)				$(6,475,791)

Basic weighted average common shares outstanding	1,100,800	-	2,240,000	[a]	3,340,800

Basic loss per common share	$(5.23)				$(1.85)

Diluted weighted average common shares outstanding	1,100,800		2,240,000	[a]	3,340,800

Diluted loss per share	$(5.23)				$(1.85)

Sheehy Mail Contractors, Inc.

For purposes of pro forma presentation, the acquisition date of Sheehy from the Sheehy stockholders (“Equity Holders”), by EVO (“Buyer”) the following is assumed for each of the respective financial statements.

●	Unaudited Statement of Operations for the Nine months ended September 30, 2018 – Acquisition Date January 1, 2018

In conjunction with the acquisition of Sheehy, the following equity and debt instruments were issued:

●	Payment of 2,240,000 shares of the buyers’ common stock, par value $0.0001 per share at a price per share of $2.50.

The unaudited pro forma condensed combined financial statements have been prepared assuming that the acquisition is accounted for using the acquisition method of accounting. Accordingly, the assets acquired and liabilities of the seller have been adjusted to their fair values as of September 30, 2018.

Fair Values as of September 30, 2018

Sheehy Mail Contractors, Inc. tangible assets	$6,726,537
Sheehy Mail Contractors, Inc. tangible liabilities	(8,072,021)
Net tangible assets	$(1,345,484)

Common stock payment	$5,600,000

Goodwill and intangibles	$6,945,484

The difference between the fair market value of the net tangible assets and the consideration given have been allocated between identifiable intangible assets which will be amortized over the useful lives and goodwill which in accordance with the ASC No. 805 Business Combinations will not be amortized but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. The identifiable intangible assets of the trademarks and customer relationships have not been separately identified as the information is incomplete at the time of this report. The identifiable intangible assets will be included in the EVO’s Form 10-Q for the quarter ending March 31, 2019.

Acquisition related costs for Sheehy are estimated to be $45,000 for the year ended December 31, 2018.

Note 2 – Pro Forma Presentation Adjustments and Assumptions

The adjustments included in the column under the heading “Pro Forma Adjustments” in the unaudited pro forma condensed combined financial statements are as follows:

Pro Forma Adjustments to the Condensed Combined Balance Sheet

[a] To record identifiable intangible assets and goodwill associated with the acquisition of Sheehy.

[b] To record the issuance of 2,240,000 shares of common stock to the Sheehy seller.

[c] To eliminate Sheehy’s common stock.

[d] To eliminated Sheehy’s accumulated deficit.

Pro Forma Adjustments to the Condensed Combined Statements of Operations

[a] To record the issuance of 2,240,000 shares of common stock to the Sheehy seller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2019	By:	/s/ John P. Yeros
	Its:	Chief Executive Officer